SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                        Date of Report
                        (Date of earliest
                        event reported):        October 28, 2002


                          Journal Communications, Inc.
            -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                     0-7831                          39-0382060
---------------              ---------------                  ---------------
(State or other             (Commission File                   (IRS Employer
jurisdiction of                  Number)                     Identification No.)
incorporation)


                333 West State Street, Milwaukee, Wisconsin 53203
           ---------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 224-2728
                       ---------------------------------
                         (Registrant's telephone number)

Item 9.      Regulation FD Disclosure.

       On October 28, 2002, Journal Communications, Inc. (the "Company") informed its unitholders that the Company had suspended the purchase and sale of units under the Journal Employees' Stock Trust Agreement, dated May 15, 1937, as amended, while the Company explores potential sources for additional permanent capital.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        JOURNAL COMMUNICATIONS, INC.



Date:  October 29, 2002                 By:   /s/ Paul M. Bonaiuto
                                              ----------------------------------
                                              Paul M. Bonaiuto, Executive Vice
                                              President and Chief Financial
                                              Officer







                                      -3-